© PPL Corporation 2012
EEI Financial Conference
Phoenix, AZ

November 11-14, 2012
Exhibit 99.2

© PPL Corporation 2012

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC
filings.

© PPL Corporation 2012

U.K. Delivery Territories:
WPD (South Wales)
WPD (South West)
WPD (West Midlands)
WPD (East Midlands)
U.S. Delivery Territories:
•
PPL Electric Utilities
•
Kentucky Utilities
•
Louisville Gas and Electric
•
•
•
•
•
•
Generation Assets:
Competitive power plants
Regulated power plants
PPL Delivery and Generation Assets

© PPL Corporation 2012

• Rate-regulated business provides earnings and dividend stability in weak economic and market environment
 – Over 70% of projected 2012 EPS from regulated businesses
 – Substantial projected organic growth in rate base: ~7.6% CAGR from 2012-2016
 – Business Risk Profile rated “Excellent” by S&P
 – Secure dividend with strong platform for continued growth
• Highly attractive competitive generation fleet with diverse fuel mix allows for significant upside when power markets recover
 – Strong baseload footprint in PJM complemented by flexible gas-fired units
 – No major exposure to currently proposed environmental regulations
• Strong management team with track record of execution
 – U.K. team best-in-class among U.K. peers
 – Obtained required approvals for Susquehanna-Roseland transmission line
 – Successfully hedging competitive generation and locking in margins in a challenging market
PPL Well-Positioned for Future Success

© PPL Corporation 2012

Approximately two-thirds of regulated capital expenditures
earn returns subject to minimal or no regulatory lag
(1)
65%
$1.1
$0.3
$0.3
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Assumes 85% of total planned ECR spend as LKE expects between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
Real-Time Recovery of Regulated
Capex Spending
65%
$1.1
$0.6
$0.5
67%
$1.1
$0.6
$0.5
($ in billions)
$1.1
$0.4
$0.4
63%
$1.1
$0.3
$0.3
68%
(2)

© PPL Corporation 2012

• Highly attractive rate-regulated business
 – Regulator-approved multi-year forward-looking revenues based on future business plan, including capital expenditures and O&M plus adjustments for inflation
 – Real-time return of and return on capital investment - no lag
 – No volumetric risk
 – Additional incentives for operational efficiency and high-quality service
• Best-in-class management team with track record of delivering results
U.K. Regulated Segment
Investment Highlights
Top performing electricity distribution business in the U.K.
 • WPD has earned over $185 million in annual performance awards over the past 8 regulatory years
United Kingdom Delivery Territories:
WPD (South Wales)
WPD (South West)
WPD (West Midlands)
WPD (East Midlands)
(1) Central Networks was renamed WPD Midlands upon PPL acquisition in April 2011.
(1)

© PPL Corporation 2012

	DPCR5	RIIO-ED1	Rating
Revenue Determination	RPI - X (cost efficiency model)	RIIO (Revenue = Incentives + Innovation + Outputs)
Price Control Period	5 years	8 years
Financeability	WACC (fixed for price control period)	WACC (annual debt adjustments based on iBoxx 10+ year index)
Recovery Period	20 years	20 years, existing assets; 45 years, new assets
Incentives	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery
Innovation	Low Carbon Network Fund (LCNF)	LCNF supplemented
Stakeholders	Customer Engagement	Expanded Stakeholder Engagement
Pensions	Partial deficit recovery	Efficient costs recovered; Partial deficit recovery
Fast-Tracking	Not applicable	Possible; Results known ~1 year sooner
U.K. Regulatory Framework Change
Positive
Neutral
Negative
Key success factors for WPD include the delivery of outputs for the current regulatory period and the submission of a high-quality long-term business plan

© PPL Corporation 2012

	Electricity Transmission (RIIO-T1)	Gas Transmission (RIIO-T1)	Gas Distribution (RIIO-GD1)	Electricity Distribution (DPCR5)
Price Control Period	8 years (1 April 2013 - 2021)	8 years (1 April 2013 - 2021)	8 years (1 April 2013 - 2021)	5 years (1 April 2010 - 2015)
WACC (real): Cost of debt (pre-tax) Cost of equity Gearing (leverage) “Vanilla” WACC	3.0% 7.0% 60% 4.6%	3.0% 6.8% 62.5% 4.4%	3.0% 6.7% 65% 4.3%	3.6% 6.7% 65% 4.7% (4.3% with 3.0% debt cost)
Recovery Period	20 years, existing assets; 45 years, new assets	45 years (no change)	45 years; new assets front-end loaded	20 years
Incentives	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery	Rewards / Penalties for output delivery
Innovation	Low Carbon Network Fund equivalent	Low Carbon Network Fund equivalent	Low Carbon Network Fund equivalent	Low Carbon Network Fund
Ofgem 2012 Initial Proposal Comparison

© PPL Corporation 2012

• Efficient, well-run utilities focused on safety, reliability and customer service
• Constructive regulatory environment that provides a timely return on a substantial amount of planned capex over the next 5 years
 – Environmental Cost Recovery (ECR): ~$1.8 billion plan approved by the KPSC with a 10.1% ROE; ~$500 million remaining under prior plan at 10.63% ROE - virtually no regulatory lag
 – Other supportive recovery mechanisms include Construction Work In Progress, Fuel Adjustment Clause,
 Gas Supply Clause Adjustment and Demand Side Management recovery
Kentucky Regulated Segment
Investment Highlights
Significant Rate Base Growth
Kentucky Delivery Territories
($ in billions)

© PPL Corporation 2012

• Significant growth in transmission portion of
 business which earns a favorable rate of
 return on a near real-time basis
 – CAGR of 22.3% in transmission rate base
                 through 2016 driven by initiatives to improve
                 aging infrastructure
 – ROE of 11.68% earned through FERC Formula
 Rate Mechanism
 – Return on CWIP for $180 million
 Northeast/Pocono Reliability project
 – ROE of 12.93% and return on CWIP for $560
 million Susquehanna-Roseland project
Pennsylvania Regulated Segment
Investment Highlights
Projected Distribution Rate Base Growth
Projected Transmission Rate Base Growth
• Reliability initiatives drive distribution rate
 base growth at a projected CAGR of 6.5%
 through 2016
• Act 11 - Alternative ratemaking legislation
 provides for more timely recovery of eligible
 distribution plant costs that improve and
 maintain safety and reliability

© PPL Corporation 2012
Pennsylvania Regulated: Transmission
Susquehanna-Roseland Project:
• PPL Electric to build Pennsylvania portion of the
   150-mile Susquehanna to Roseland, NJ 500 kV
   transmission line. New Jersey portion of the line
   to be built by PSEG
• Already approved by both PA and NJ state utility
   commissions
• ROE of 12.93% and return on CWIP

Key Milestones:
• Oct. 1, 2012 - Official Record of Decision from the
   National Park Service
• Oct. 2012: Begin overhead line construction
• March 2013 - Begin Lackawanna 500kV substation
   construction
• Nov. 2014 - Complete Lackawanna 500kV
   substation
• June 2015 - Energize the Susquehanna-Roseland
   line
(1) Actual costs to date through December 31, 2011 .
(1)

© PPL Corporation 2012

• Very well-positioned competitive generation
 – PJM assets:
 • Excellent mix of low marginal cost nuclear and hydro
 facilities, efficient supercritical coal units and
 attractive gas-fired assets that capture market
 opportunity and back-stop base load unit availability
 – Montana assets:
 • Low marginal cost coal and hydro units that are
 critical to infrastructure
Supply Segment
Investment Highlights
• Substantially in compliance with new
 emissions standards without further major
 investments
• Generation fleet will benefit from multiple
 factors
 – Tightening reserve margins
 – General firming of natural gas prices
PJM Generation Assets
Managing capital spend through low commodity cycle
•  Cut approximately $700 million in capital spending at Supply since 2010

© PPL Corporation 2012
Summary of Events
• May 2011:
 – Identified cracks in Unit #2 turbine blades during bi-annual spring refueling outage
 – Announced Unit #1 blades would also be inspected
• June 2011:
 – Identified cracks in Unit #1 turbine blades
 – Replaced cracked blades on both Units and returned them
 to service near end of month
• April 2012:
 – Identified cracks in Unit #1 turbine blades during refueling outage
 • Less extensive than previous cracking
 – Announced Unit #2 blades would be inspected after Unit #1 returned to service
• May-June 2012:
 – Replaced cracked blades on Unit #1 and installed diagnostic equipment - returned to service in early June
 – Unit #2 inspection found no cracking; installed diagnostic equipment
 – Unit #2 returned to service mid-June
• October-November 2012:
 – Announced Unit #1 outage to inspect turbine to confirm
 data that could lead to finalization of a plan to resolve issue
 – Unit #2 power reduced in early October and will be shut
 down in November based on results of Unit #1 inspection
 – Unit #1 returned to service on November 7th

• Replaced a small number of cracked blades and
 returned Unit #1 to service
 • Confirmed data from diagnostic equipment installed
 in the spring
• Now have a solid understanding of the cause and
 are finalizing short-term and long-term plans to
 resolve the issue
• Shut down Unit #2 for similar inspection
 • Will serve as a bridge until the power plant begins
 making long-term improvements starting in the
 spring of 2013

Susquehanna Update

© PPL Corporation 2012

A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1) Ongoing EPS based on mid-point of forecast. Annualized dividend based on 3rd quarter declaration. Actual dividends to be determined by Board of Directors.
(2) From only regulated segments.
$/Share
Annualized
(2)
(1)
Dividend Profile

© PPL Corporation 2012

Appendix

© PPL Corporation 2012

$2.73
$/Share
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
$2.40
$2.30
Increased 2012 Ongoing Earnings Forecast

© PPL Corporation 2012

✓
U.K. Electricity Distribution Price Control
Review Schedule
RIIO-ED1 Tentative Schedule
Provisional Timing	Milestone
September 2012	Publication of Strategy Consultation
February 2013	Publication of Strategy Decision
July 2013	DNOs submit business plans
October 2013	Initial Assessment and publication of Fast-Track Proposals
February 2014	Publication of Fast-Track Decision
March 2014	Business plan resubmitted (non-fast-track)
July 2014	Publication of Initial Proposals Consultation for non-fast-tracked companies
November 2014	Publication of Final Proposals for non-fast-tracked companies
December 2014	Issue statutory consultation on new license conditions
April 1, 2015	New price control period commences
Source: Ofgem Strategy Consultation for RIIO-ED1, September 2012
Completed
✓

© PPL Corporation 2012

Completed
✓
✓
✓
✓
✓
✓
✓
✓
✓
LG&E and KU Rate Case Schedules
1st Rest for information received	July 31, 2012
LG&E and KU responses filed	August 14, 2012
Supplemental request for information received	August 28, 2012
LG&E and KU responses filed	September 12, 2012
Intervenor testimony filed	October 3, 2012
Request to intervenors submitted	October 10, 2012
Intervenor responses filed	October 24, 2012
LG&E/KU rebuttal testimony filed	November 5, 2012
Settlement Conference	November 13-14, 2012
Public meetings across the state	November 8, 15 and 20, 2012
Public hearing in Frankfort	November 27, 2012
Order issued (tentative)	Early January 2013
New rates effective	January 2013

© PPL Corporation 2012

Complete filings available at www.lge-ku.com/regulatory.asp
	LG&E		KU
	Electric	Gas	Electric
Revenue Increase Requested	$62.1 million	$17.2 million	$82.4 million
Test Year	12-months ended 3/31/2012	12-months ended 3/31/2012	12-months ended 3/31/2012
Requested ROE	11.00%	11.00%	11.00%
Rate Base	$1.97 billion	$0.52 billion	$3.98 billion
Common Equity Ratio	55.64%	55.64%	53.74%
1% Change in ROE =	~$18 million in revenue	~$5 million in revenue	~$28 million in revenue
Docket No.	2012-00222	2012-00222	2012-00221
LG&E and KU Rate Case Facts

© PPL Corporation 2012

Completed
✓
✓
Direct testimony of other parties  June 22, 2012
Rebuttal testimony    July 16, 2012
Sur-rebuttal testimony    August 1, 2012
Evidentiary hearings   August 6, 7, 9 and 10, 2012
Close of record     August 10, 2012
Main briefs     August 29, 2012
Reply briefs     September 14, 2012
Recommended Decision    October 19, 2012
Order issued (tentative)   December 20, 2012
New rates effective   January 2013
✓
✓
✓
✓
✓
✓
✓
PPL Electric Utilities Distribution
Rate Case Schedule

© PPL Corporation 2012

Distribution Revenue Increase Requested  $104.6 million
Test Year     2012
Requested ROE     11.25%
2012 Distribution Rate Base   $2.42 billion
2012 Common Equity Ratio   51.03%
1% Change in ROE =     ~$23 million in revenue
Docket No.      R-2012-2290597
Complete filing available at www.pplelectric.com/rateinfo
PPL Electric Utilities Distribution
Rate Case Facts

© PPL Corporation 2012

Enhancing Value Through Active Hedging
Capacity revenues are expected to be $385 million, $590 million and $560 million for 2012, 2013 and 2014, respectively.
As of September 30, 2012
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2013 & 2014 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 & 2014 power prices at the
 5th and 95th percentile confidence levels.
Enhancing  Value  Through  Active  Hedging     2012  2013  2014  Baseload  Expected  Generation(1)  ( Million MWhs)  44.5  49.6  50.4  East  37.8  41.2  41.8  West  6.7  8.4  8.6  Current  Hedges ( % )  99- 101%  93- 97%  53- 57%  East  99- 101%  97- 101%  56- 60%  West  96- 99%  72- 76%  44- 47%  Average Hedged Price  ( Energy Only)  ( $ / MWh) (2)  East  $59- 61  $48- 49  $ 40- 43  West  $57- 58  $46- 47  $ 45- 47  Current  Coal  Hedges ( % )  105%  97%  77%  East  107%  96%  67%  West  100%  100%  100%  Average Hedged Consumed  Coal  Price ( Delivered $/ Ton)  East  $75- 76  $80- 83  $ 77- 85  West  $26- 28  $23- 29  $ 24- 31  Intermediate/ Peaking  Expected  Generation(1)  ( Million MWhs)  9.2  8.9  8.1  Current  Hedges ( % )  91%  7%  0%   Capacity  revenues  are expected  to be $385 million, $590 million and  $560  million for  2012,  2013 and  2014,  respectively.   As of  September  30,  2012   (1)  Represents  expected  sales  of Supply  segment based on  current  business plan  assumptions.  (2)  The  2013  & 2014  ranges  of average  energy  prices for existing hedges  were  estimated  by  determining  the  impact  on the existing  collars resulting  from 2013  & 2014  power  prices  at the  5th and  95th  percentile  confidence  levels.  © PPL Corporation 2012 22

© PPL Corporation 2012

(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 9/30/2012.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Market Prices
Market  Prices     Balance of 2012  2013  2014  ELECTRIC   PJM   On-Peak   $41   $46   $ 47   Off-Peak   $31   $32   $ 33   ATC(1)   $36   $38   $ 39   Mid-Columbia   On-Peak   $32   $34   $ 38   Off-Peak   $28   $25   $ 29   ATC(1)   $30   $29   $ 34   GAS(2)  NYMEX   $ 3.32   $3.84   $ 4.18   TZ6NNY   $ 3.65   $4.13   $ 4.35   PJM MARKET   HEAT RATE(3)   11.3  11.1  10.8  $123.63   $187.49   $173.85   CAPACITY  PRICES   ( Per  MWD)   86%   88%   89%   EQA   (1)  24-hour average.  (2)  NYMEX  and TZ6NNY forward  gas  prices  on 9/30/2012.  (3)  Market Heat  Rate = PJM  on-peak  power  price  divided  by TZ6NNY  gas  price.  © PPL Corporation 2012 23

© PPL Corporation 2012

($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1)
(2)
$3.5
$4.1
$3.9
$3.5
$3.1
Capital Expenditures
Lower capital expenditures provide additional financial flexibility

© PPL Corporation 2012

($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP and are as of year-end December 31.
$18.6
$20.8
$22.9
$24.4
(2)
2012E - 2016E Regulatory Asset Base(1) CAGR: 7.6%
$17.6
$25.3
Projected Regulated Rate Base Growth

© PPL Corporation 2012

Free Cash Flow before
Dividends
(Millions of Dollars)
Note: Free Cash Flow forecast updated on an annual basis. Charts reflect 2012 Free Cash Flow forecast as presented on the 2011 4th quarter earnings call on 02/10/2012
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
(1)
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)
Free Cash Flow before Dividends

© PPL Corporation 2012

Note: As of September 30, 2012
(1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(2) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(3) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(4) Includes $300 million of REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a) purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
Debt  Maturities     ( Millions)   2012  2013  2014  2015  2016   (1)  $0  (2)  PPL  Capital  Funding  $0$ 0  $0$ 0  LG& E  and  KU  Energy  ( Holding  Co  LKE)  0  0  0400  0  Louisville  Gas  & Electric  0  0  0250  0  Kentucky  Utilities  0  0  0250  0   10 (3)   PPL  Electric  Utilities  00  1000  PPL  Energy  Supply  3  751  318  317  (4)  368  WPD  0  0  0 0460   Total  $3  $751  $ 328  $1,317  $828   Note:  As  of  September  30, 2012   (1)  Excludes $1.15  billion  of  junior subordinated notes due  2018  that are a  component  of  PPL’s 2010  Equity  Units  and may  be  put back  to  PPL Capital  Funding  if  the  remarketing  in  2013 is  not  successful.  (2)  Excludes $978 million  of  junior subordinated notes due 2019  that are a  component of  PPL’s 2011 Equity  Units  and may  be  put back to  PPL Capital Funding  if  the remarketing  in  2014  is  not successful.  (3)  Bonds  defeased  in substance  in 2008  by depositing  sufficient  funds  with the  trustee.  (4)  Includes  $300  million of  REset  Put  Securities  due  2035  that are  required to  be put by  the holders in  October 2015 either  for  (a)  purchase  and  remarketing  by  a  remarketing  dealer or  (b)  repurchase  by  PPL Energy  Supply.  © PPL Corporation 2012 27

© PPL Corporation 2012

Note: As of September 30, 2012
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 9%
 of the total committed capacity for the domestic facilities and 16% of the total committed capacity for WPD’s facilities.
Liquidity Profile
Liquidity  Profile     Letters  of  Credit  Outstanding &  Total  Commercial  Expiration  Facility  Paper  Backstop  Drawn  Availability  Institution  Facility  Date  (Millions)  (Millions)  (Millions)  (Millions)   PPL Energy  Supply  Syndicated  Credit  Facility  Oct-2016  $3,000  $468  $ 0  $2,532  Letter  of  Credit  Facility  Mar- 2013  200  126  0  74  Uncommitted  Letter  of  Credit  Facilities  175  32  0  143   $ 3,375  $626  $0  $2,749   PPL  Electric  Utilities  Syndicated  Credit  Facility  Oct-2016  $300  $ 1  $ 0  $299  Asset- backed  Credit  Facility  Sep- 2013  100  0  0  100  $ 400  $1  $0  $399   Louisville  Gas  &  Electric  Syndicated  Credit  Facility  Oct-2016  $400  $ 0  $ 0  $400   Kentucky  Utilities  Syndicated  Credit  Facility  Oct-2016  $400  $ 0  $ 0  $400  Letter  of  Credit  Facility  Apr- 2014  198  198  0  0  $ 598  $198  $0  $400   WPD  PPL  WW  Syndicated  Credit  Facility  Jan-2013  £ 150  £0  £107  £ 43  WPD  (South  West)  Syndicated  Credit  Facility  Jan-2017  245  0  0  245  WPD  (East  Midlands)  Syndicated  Credit  Facility  Apr- 2016  300  0  0  300  WPD  ( West  Midlands)  Syndicated  Credit  Facility  Apr-2016  300  0  0  300  Uncommitted  Credit  Facilities  84  4  0  80   £ 1,079  £4  £107  £968   Note:  As  of  September  30, 2012   •  Credit facilities  consist  of a diverse  bank group,  with  no bank  and its  affiliates providing  an  aggregate  commitment of more than  9%  of  the total  committed capacity for  the  domestic  facilities  and 16% of  the total  committed capacity for  WPD’s  facilities.  © PPL Corporation 2012 28

© PPL Corporation 2012

Reconciliation of PPL’s Earnings from
Ongoing Operations to Reported Earnings
 Reconciliation  of  PPL’s  Earnings  from  Ongoing    Operations  to  Reported  Earnings     (Per  Share  -  Diluted)  Forecast  Actual  High  Low  2012  2012  2011  2010  Earnings  from  Ongoing  Operations  $  2.40  $  2.30  $  2.73  $  3.13  Special  Items:  Adjusted  energy-related  economic  activity,  net  0.05  0.05  0.12  (0.27)  Foreign  currency-related economic  hedges  (0.05)  (0.05)  0.01  Sales of  assets:  Maine hydroelectric  generation  business  0.03  Impairments:  Emission  allowances  (0.02)  Renewable  energy  credits  (0.01)  Acquisition-related adjustments:  WPD  Midlands  2011 Bridge  Facility  costs  (0.05)  Foreign  currency  loss  on  2011 Bridge  Facility  (0.07)  Net  hedge  gains  0.07  Hedge  ineffectiveness  (0.02)  U.K.  stamp duty  tax  (0.04)  Separation  benefits  (0.02)  (0.02)  (0.13)  Other  acquisition-related adjustments  (0.10)  LKE  Monetization  of  certain  full-requirement  sales  contracts  (0.29)  Sale  of  certain  non- core  generation  facilities  (0.14)  Discontinued cash  flow  hedges  and  ineffectiveness  (0.06)  Reduction  of  credit  facility  (0.01)  2010 Bridge  Facility  costs  (0.12)  Other  acquisition-related adjustments  (0.05)  Net  operating loss  carryforward  and other  tax-related  adjustments  0.01  0.01  Other:  Montana  hydroelectric  litigation  0.08  (0.08)  LKE  discontinued operations  (0.01)  (0.01)  Health  care  reform  - tax  impact  (0.02)  Litigation  settlement  -  spent  nuclear  fuel  storage  0.06  Change  in  U.K.  tax  rate  0.13  0.13  0.12  0.04  Windfall  profits  tax  litigation  (0.07)  0.03  Counterparty  bankruptcy  (0.01)  (0.01)  (0.01)  Wholesale  supply  cost  reimbursement  0.01  Coal  contract  modification  payments  (0.03)  (0.03)  Total  Special  Items  0.07  0.07  (0.03)  (0.96)  Reported  Earnings  $  2.47  $  2.37  $  2.70  $  2.17   © PPL Corporation 2012 29

© PPL Corporation 2012

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies;
performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation's ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities
Company and the 2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10
-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2012

"Earnings from ongoing operations," also referred to as "ongoing earnings," should not be considered as an alternative to reported earnings, or net income attributable to PPL shareowners, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals.
Other companies may use different measures to present financial performance.
"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:
• Adjusted energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related adjustments.
• Other charges or credits that are, in management’s view, not reflective of the company's ongoing operations.
Adjusted energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL's generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in adjusted energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL's underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL
Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations.
Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with
GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Non-GAAP Financial Measures

© PPL Corporation 2012

"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas. In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset. Certain costs associated with these mechanisms, primarily ECR and
DSM, are recorded as "Other operation and maintenance“ and "Depreciation." These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance,“ which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL
EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." As a result, this measure represents the net revenues from the
Pennsylvania Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities. In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain
Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations. This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise
"Unregulated Gross Energy Margins." This volatility stems from a number of factors, including the required netting of certain transactions with
ISOs and significant swings in unrealized gains and losses. Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or "Energy purchases" on the Statements of Income. This performance measure includes PLR revenues from energy sales to PPL Electric by PPL EnergyPlus, which are reflected in "PLR intersegment utility revenue (expense)." PPL excludes from "Unregulated
Gross Energy Margins" the Supply segment's adjusted energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.
Definitions of Non-GAAP Financial Measures